Exhibit 99.1

Supplemental Financial Report for Quarter Ended September 30, 2018

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

All statements in this document other than statements of historical facts, including statements regarding our future results of operations and financial position, business strategy and plans and objectives of management for future operations, are forward-looking statements. When used, statements which are not historical in nature, including those containing words such as “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” and similar expressions, are intended to identify forward-looking statements. We have based forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. This document may also contain estimates and other statistical data made by independent parties and by us relating to market size and growth and other industry data. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. We have not independently verified the statistical and other industry data generated by independent parties contained in this supplement and, accordingly, we cannot guarantee their accuracy or completeness. In addition, projections, assumptions and estimates of our future performance and the future performance of the industries in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including those described under the headings “Item 1A Risk Factors” in our 2017 Annual Report on Form 10-K for the year ended December 31, 2017.  These forward-looking statements are subject to various risks and uncertainties and America First Multifamily Investors, L.P. expressly disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Most, but not all, of the selected financial information furnished herein is derived from the America First Multifamily Investors, L.P.’s (“ATAX” or “Partnership”) consolidated financial statements and related notes prepared in accordance with GAAP and management’s discussion and analysis of financial condition and results of operations included in the Partnership’s reports on Forms 10-K and 10-Q. The Partnership’s annual consolidated financial statements were subject to an independent audit, dated February 28, 2018. The third quarter 2018 Form 10-Q materials are unaudited and are dated November 5, 2018.  The Partnership does not undertake to update the materials after that date.

Disclosure Regarding Non-GAAP Measures

This document refers to certain financial measures that are identified as non-GAAP. We believe these non-GAAP measures are helpful to investors because they are the key information used by management to analyze our operations. This supplemental information should not be considered in isolation or as a substitute for the related GAAP measures.

Please see the consolidated financial statements we filed with the Securities and Exchange Commission on Forms 10-K and 10-Q.  Our GAAP consolidated financial statements can be located upon searching for the Partnership’s filings at www.sec.gov.

PARTNERSHIP FINANCIAL INFORMATION

TABLE OF CONTENTS

Pages
Supplemental Letter from the CEO	4
Quarterly Fact Sheet	5
Financial Performance Trend Graphs	6-13
Other Partnership Information	14
Partnership Financial Statements	15-17
Partnership Financial Measures and Schedules	18-24

AMERICA FIRST MULTIFAMILY INVESTORS L.P.

SUPPLEMENTAL LETTER FROM THE CEO

During Q3 2018, ATAX continued to focus its efforts to “fine tune” the Balance Sheet.  To forward this effort, the highlights for Q3 2018 are:

•	Total assets of $1.0 billion;
•	Total Mortgage Revenue Bond (“MRB”) investments of $742.5 million;
•	Total revenues of $26.0 million (an increase of 60.2% compared to Q3 2017);
•	Net income, basic and diluted, of 0.25 per Unit (an increase of 400.0% compared to Q3 2017);
•	Increased Investment in unconsolidated entities to $80.3 million; and
•	Cash Available for Distribution of $0.29 per Unit (an increase of 222.2% compared to Q3 2017).

On September 25, 2018, ATAX sold Jade Park, a 144-unit property held in its MF Property portfolio for $13.45 million.  We realized a gain, before direct and indirect expenses, of approximately $4.1 million.  In addition, Lake Forest, a 240-unit property contiguous to Jade Park, was sold by its owner on the same date.  The mortgage revenue bond associated with Lake Forest and held by ATAX was redeemed.  We realized interest, contingent interest and other income, before direct and indirect expenses, of approximately $10.4 million from this redemption.

On August 8, 2018, ATAX entered into a long-term fixed rate debt financing facility with Freddie Mac through the securitization of 25 mortgage revenue bonds with an initial par value of approximately $260.6 million.

We continue to remain focused on the execution of our strategy to “fine tune” the Balance Sheet.  Thank you for your continued support of ATAX!

Chad Daffer

Chief Executive Officer

4

THIRD QUARTER 2018 FACT SHEET

PARTNERSHIP DETAILS

ATAX was formed for the primary purpose of acquiring a portfolio of MRBs that are issued to provide construction and/or permanent financing of multifamily residential properties.  We continue to expect most of the interest paid on these MRBs to be excludable from gross income for federal income tax purposes. We continue to pursue a business strategy of acquiring additional MRBs and other investments on a leveraged basis.  We also invest in other securities which, if not secured by a direct or indirect interest in a multifamily property, must be rated in one of the four highest rating categories by at least one nationally recognized securities rating agency.  We have also acquired interests in multifamily projects (“MF Properties”) to position ourselves for future investments in MRBs issued to finance these properties.  In addition, we have invested in equity interests in multifamily, market rate projects throughout the U.S.

(As of September 30, 2018)
Symbol (NASDAQ)	ATAX
Annual Distribution	$0.50
Price	$5.70
Yield	8.8%

Units Outstanding (including Restricted Units)	60,520,261
Market Capitalization	$344,965,488
52-week Unit price range	$5.65 to $6.45

Partnership Financial Information for the Q3 2018 ($’s in 000’s, except per Unit)

Total Revenue	$26,001
Net Income – ATAX Partnership	$17,883
Total Assets	$1,001,217
Leverage Ratio[1]	62%
Cash Available for Distribution (“CAD”)[2]	$17,352
Distribution Declared per unit[3]	$0.125

[1]

Our overall leverage ratio is calculated as total outstanding debt divided by total partnership assets using the carrying value of the MRBs, PHC Certificates, initial finance costs, and the MF Properties at cost.

[2]

Management utilizes a calculation of Cash Available for Distribution (“CAD”) to assess the Partnership’s operating performance. This is a non-GAAP financial measure and a reconciliation of our GAAP net income to CAD for the last eight fiscal quarters is provided on page 18 of the Supplement herein.

[3]

The most recent distribution was paid on October 31, 2018 for Unitholders of record as of September 28, 2018. The distribution is payable to Unitholders of record as of the last business day of the quarter end and ATAX trades ex-dividend two days prior to the record date, with a payable date of the last business day of the subsequent month.

5

ATAX ASSET PROFILE

At September 30, 2018

6

ATAX MORTGAGE REVENUE BOND PROFILE

•	Total mortgage revenue bonds, core assets of ATAX, have increased to 74% of Total Assets at September 30, 2018, from 35% of Total Assets at December 31, 2012.

7

ATAX FINANCING PROFILE

At September 30, 2018

8

DEBT FINANCING, NET ($’s in 000’s)

INTEREST RATE SENSITIVITY ANALYSIS1

Description	- 25 basis points	+ 50 basis points	+ 100 basis points	+ 150 basis points	+ 200 basis points
TOB & Term A/B Debt Financings	$29,909	$(64,169)	$(135,365)	$(199,692)	$(263,410)
TEBS Debt Financings	60,974	(133,733)	(249,296)	(390,078)	(531,210)
Other Investment Financings	49,287	(100,009)	(203,399)	(303,670)	(403,038)
Total	$140,170	$(297,911)	$(588,060)	$(893,440)	$(1,197,658)

[1]	Represents the change over the next 12 months assuming an immediate shift in rates and management does not adjust its strategy in response.

9

ATAX ASSETS HELD - $’s AND LEVERAGE %’s

[1]	Total outstanding debt divided by total assets using the carrying value of the MRBs, PHC Certificates, initial finance costs and the MF Properties at cost.

10

REVENUE AND OTHER INCOME TRENDS

Highlighted transactions recorded during the past eight quarters include the following:

•

During the third quarter of 2018, we recognized a gain on the sale of Jade Park (an MF Property) of approximately $4.1 million before direct and indirect expense and contingent interest of approximately $4.2 million. Tier 2 income paid to the General Partner for these items was approximately $2.1 million.

•

During the fourth quarter of 2017, we recognized gains on the sale of approximately $6.7 million, net of income taxes and before direct and indirect expense, from the sale of three MF Properties and contingent interest of approximately $2.9 million. Tier 2 income paid to the General Partner for these items was approximately $874,000.

•	During the second quarter of 2017, we recognized contingent interest of approximately $87,000.
•

During the first quarter of 2017, we recognized a gain on the sale of Northern View (an MF Property) of approximately $3.2 million, net of income taxes and Tier 2 income paid to the General Partner, and before direct and indirect expense, and contingent interest of approximately $133,000.

•	During the fourth quarter of 2016, we recognized contingent interest of approximately $1.7 million.

11

OPERATING EXPENSE TRENDS

•	Since October 1, 2016, the ratio of “Salaries and benefits” and “General and administrative” expenses has averaged approximately 0.40% of Total Assets.

12

PERFORMANCE TRENDS

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•

In 2018, we realized approximately $4.2 million of contingent interest and gains on sale of real estate assets of approximately $4.1 million. Approximately $2.1 million was allocated to the General Partner and approximately $6.2 million was allocated to the Unitholders.

•

In 2017, we realized approximately $3.1 million of contingent interest and gains on sale of real estate assets of approximately $10.9 million, net of tax. Approximately $2.0 million was allocated to the General Partner and approximately $12.0 million was allocated to the Unitholders.

•

In 2016, we realized approximately $2.0 million of contingent interest, of which $505,000 was due the General Partner. In addition, we sold Arboretum and Woodland Park which resulted in gains of approximately $8.3 million and $1.1 million, respectively, net of tax, of which approximately $2.4 million was due the General Partner.  Approximately $8.6 million that was allocated to the Unitholders.

13

OTHER PARTNERSHIP INFORMATION

Corporate Office:		Transfer Agent:
1004 Farnam Street		American Stock Transfer & Trust Company
Suite 400		59 Maiden Lane
Omaha, NE 68102		Plaza Level
Phone:	402-444-1630	New York, NY 10038
Investor Services:	402-930-3098	Phone: 718-921-8124
K-1 Services:	855-4AT-AXK1	888-991-9902
Fax:	402-930-3047	Fax:718-236-2641
Web Site:	www.ataxfund.com
K-1 Services Email:	k1s@ataxfund.com
Ticker Symbol:	ATAX

Corporate Counsel:	Independent Accountants:
Barnes & Thornburg LLP	PwC
11 S. Meridian Street	1 North Wacker Drive
Indianapolis, IN 46204	Chicago, Illinois 60606

Burlington Capital LLC, General Partner of the General Partner for ATAX Board of Managers

Michael B. Yanney	Chairman Emeritus of the Board
Lisa Y. Roskens	Chairman of the Board
Mariann Byerwalter	Manager
Dr. William S. Carter	Manager
Patrick J. Jung	Manager
George Krauss	Manager
Dr. Gail Yanney	Manager
Walter K. Griffith	Manager
Senator Michael Johanns	Manager

Corporate Officers
Chief Executive Officer – Chad L. Daffer
Chief Financial Officer – Craig S. Allen

14

Partnership Financial Statements and Information Schedules

AMERICA FIRST MULTIFAMILY INVESTORS, L.P. BALANCE SHEETS

	September 30, 2018	December 31, 2017
Assets
Cash and cash equivalents	$24,969,157	$69,597,699
Restricted cash	703,112	1,985,630
Interest receivable, net	7,936,792	6,541,132
Mortgage revenue bonds held in trust, at fair value	678,700,712	710,867,447
Mortgage revenue bonds, at fair value	63,765,212	77,971,208
Public housing capital fund trusts, at fair value	48,741,478	49,641,588
Real estate assets:
Land and improvements	4,974,417	7,319,235
Buildings and improvements	71,819,902	78,953,488
Real estate assets before accumulated depreciation	76,794,319	86,272,723
Accumulated depreciation	(11,457,254)	(9,580,531)
Net real estate assets	65,337,065	76,692,192
Investment in unconsolidated entities	80,294,647	39,608,927
Property loans, net of loan loss allowance	23,817,990	29,513,874
Other assets	6,950,752	7,348,302
Total Assets	$1,001,216,917	$1,069,767,999

Liabilities
Accounts payable, accrued expenses and other liabilities	$7,831,188	$8,494,227
Distribution payable	9,652,968	8,423,803
Unsecured lines of credit	28,465,600	50,000,000
Debt financing, net	544,718,144	558,328,347
Mortgages payable and other secured financing, net	27,681,596	35,540,174
Derivative swaps, at fair value	26,798	826,852
Total Liabilities	618,376,294	661,613,403
Redeemable preferred units	94,341,364	94,314,326
Partners' Capital
General Partner	195,059	437,256
Beneficial Unit Certificate holders	288,304,200	313,403,014
Total Partners' Capital	288,499,259	313,840,270
Total Liabilities and Partners' Capital	$1,001,216,917	$1,069,767,999

16

AMERICA FIRST MULTIFAMILY INVESTORS, L.P. INCOME STATEMENTS

	For The Three Months Ended September 30, 2018	For The Three Months Ended September 30, 2017	For The Six Months Ended September 30, 2018	For The Six Months Ended September 30, 2017
Revenues:
Investment income	$12,733,013	$12,242,533	$38,360,534	$35,886,934
Property revenues	2,285,736	3,244,440	7,025,390	10,280,940
Contingent interest income	4,246,094	-	4,246,094	219,217
Other interest income	5,217,741	735,123	7,019,465	2,047,056
Other income	1,518,531	12,734	1,592,831	75,371
Total Revenues	26,001,115	16,234,830	58,244,314	48,509,518
Expenses:
Real estate operating (exclusive of items shown below)	1,606,765	2,225,845	4,292,745	6,331,145
Impairment of securities	309,958	-	1,141,020	-
Impairment charge on real estate assets	150,000	-	150,000	-
Depreciation and amortization	864,600	1,259,055	2,692,731	4,122,260
Amortization of deferred financing costs	409,420	577,413	1,304,879	1,880,236
Interest expense	5,985,263	5,714,181	16,786,435	16,997,761
General and administrative	3,653,288	3,197,853	9,506,258	9,205,183
Total Expenses	12,979,294	12,974,347	35,874,068	38,536,585
Other Income:
Gain on sale of real estate assets, net	4,051,429	-	4,051,429	7,152,512
Income before income taxes	17,073,250	3,260,483	26,421,675	17,125,445
Income tax expense (benefit)	(809,805)	(285,000)	(803,805)	2,110,047
Net income before noncontrolling interest	17,883,055	3,545,483	27,225,480	15,015,398
Net income attributable to noncontrolling interest	-	-	-	71,653
Net income - ATAX Partnership	$17,883,055	$3,545,483	$27,225,480	$14,943,745

Net income - ATAX Partnership	17,883,055	3,545,483	27,225,480	14,943,745
Redeemable preferred unit distributions and accretion	(717,763)	(523,682)	(2,153,288)	(1,280,874)
Net income available to Partners	$17,165,292	$3,021,801	$25,072,192	$13,662,871

Selected Segment Data (Partnership):
Revenue and Other Income
Mortgage Revenue Bond Investments	$21,440,970	$11,035,530	$44,609,666	$32,683,968
MF Properties	6,337,165	3,257,174	11,151,119	17,508,823
Public Housing Capital Fund Trusts	617,661	711,823	1,860,728	2,139,791
Other Investments	1,656,748	1,230,303	4,674,230	3,329,448
Total Revenue and Other Income	$30,052,544	$16,234,830	$62,295,743	$55,662,030
Expenses:
Mortgage Revenue Bond Investments	$9,401,270	$8,430,541	$25,962,081	$25,257,158
MF Properties	2,108,671	3,884,001	7,380,780	14,372,058
Public Housing Capital Fund Trusts	648,333	371,830	1,698,975	1,086,094
Other Investments	11,215	2,975	28,427	2,975
Total Expenses:	$12,169,489	$12,689,347	$35,070,263	$40,718,285
Net Income (loss) - ATAX Partnership
Mortgage Revenue Bond Investments	$12,039,700	$2,604,989	$18,647,585	$7,426,810
MF Properties	4,228,494	(626,827)	3,770,339	3,136,765
Public Housing Capital Fund Trusts	(30,672)	339,993	161,753	1,053,697
Other Investments	1,645,533	1,227,328	4,645,803	3,326,473
Income from continuing operations	$17,883,055	$3,545,483	$27,225,480	$14,943,745

17

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

CASH AVAILABLE FOR DISTRIBUTION (CAD) AND OTHER PERFORMANCE MEASURES

FOR THE THREE MONTHS ENDED

The following table contains reconciliations of the Partnership’s GAAP net income to its CAD:

	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016

Partnership net income	$17,883,055	$3,338,121	$6,004,304	$15,647,453	$3,545,483	$4,109,400	$7,288,862	$5,623,335
Change in fair value of derivatives and interest rate derivative amortization	(91,679)	(6,386)	(989,995)	(129,595)	66,917	181,420	121,349	(1,395,730)
Depreciation and amortization expense	864,600	921,816	906,315	1,090,599	1,259,055	1,270,379	1,592,826	1,569,641
Impairment of securities	309,958	831,062	-	761,960	-	-	-	-
Impairment charge on real estate assets	150,000	-	-	-	-	-	-	-
Amortization of deferred financing costs	409,420	430,687	464,772	444,299	577,413	562,585	740,238	512,309
Restricted units compensation expense	622,227	543,521	206,636	455,119	550,390	438,893	170,840	802,092
Deferred income taxes	-	-	34,000	(26,000)	(9,000)	(201,000)	(164,000)	(51,000)
Redeemable Series A Preferred Unit distribution and accretion	(717,763)	(717,762)	(717,763)	(701,664)	(523,682)	(432,550)	(324,642)	(274,772)
Bond purchase premium (discount) amortization (accretion), net of cash received	(3,513)	(3,808)	(4,098)	(193,530)	(26,270)	(26,741)	(23,507)	(27,770)
Tier 2 Income distributable to the General Partner	(2,074,381)	-	-	(873,893)	-	(16,224)	(1,104,401)	(426,774)
CAD	$17,351,924	$5,337,251	$5,904,171	$16,474,748	$5,440,306	$5,886,162	$8,297,565	$6,331,331

Weighted average number of units outstanding, basic	59,907,123	59,937,300	60,124,333	59,895,229	59,811,578	59,862,969	60,037,687	59,995,789

Partnership Only:
Net income, basic and diluted, per unit	$0.25	$0.04	$0.09	$0.23	$0.05	$0.06	$0.10	$0.09
CAD per unit, basic	$0.29	$0.09	$0.10	$0.27	$0.09	$0.10	$0.14	$0.11
Distributions declared, per unit	$0.125	$0.125	$0.125	$0.125	$0.125	$0.125	$0.125	$0.125

18

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

MORTGAGE REVENUE BOND INVESTMENT SCHEDULE

SEPTEMBER 30, 2018

			Base
		Maturity	Interest	Principal	Estimated
Property Name	Location	Date	Rate	Outstanding	Fair Value

15 West Apartments	Vancouver, WA	7/1/2054	6.25%	$9,752,876	$11,059,362
Arbors at Hickory Ridge	Memphis, TN	1/1/2049	6.25%	11,146,534	12,449,721
Avistar on the Boulevard - Series A	San Antonio, TX	3/1/2050	6.00%	15,984,416	17,181,356
Avistar at the Crest - Series A	San Antonio, TX	3/1/2050	6.00%	9,382,685	10,164,739
Avistar (February 2013 Acquisition) - Series B (2 Bonds)	San Antonio, TX	4/1/2050	9.00%	1,189,940	1,239,647
Avistar at the Oak - Series A	San Antonio, TX	8/1/2050	6.00%	7,578,091	8,160,199
Avistar in 09 - Series A	San Antonio, TX	8/1/2050	6.00%	6,543,388	7,046,016
Avistar on the Hill - Series A	San Antonio, TX	8/1/2050	6.00%	5,235,687	5,706,374
Avistar (June 2013 Acquisition) - Series B (2 Bonds)	San Antonio, TX	9/1/2050	9.00%	996,521	1,034,413
Avistar at Copperfield - Series A	Houston, TX	5/1/2054	5.75%	10,000,000	10,292,102
Avistar at Copperfield - Series B	Houston, TX	6/1/2054	12.00%	4,000,000	4,013,018
Avistar at the Parkway - Series A	San Antonio, TX	5/1/2052	6.00%	13,144,902	14,178,125
Avistar at the Parkway - Series B	San Antonio, TX	6/1/2052	12.00%	124,668	155,369
Avistar at Wilcrest - Series A	Houston, TX	5/1/2054	5.75%	3,775,000	3,826,458
Avistar at Wilcrest - Series B	Houston, TX	6/1/2054	12.00%	1,550,000	1,554,620
Avistar at Wood Hollow - Series A	Austin, TX	5/1/2054	5.75%	31,850,000	32,286,575
Avistar at Wood Hollow - Series B	Austin, TX	6/1/2054	12.00%	8,410,000	8,437,370
Bella Vista	Gainesville, TX	4/1/2046	6.15%	6,225,000	6,225,000
Bridle Ridge	Greer, SC	1/1/2043	6.00%	7,395,000	7,439,052
Brookstone	Waukegan, IL	5/1/2040	5.45%	8,902,548	9,309,452
Bruton	Dallas, TX	8/1/2054	6.00%	17,963,733	19,531,174
Columbia Gardens	Columbia, SC	12/1/2050	5.50%	13,095,000	14,542,547
Companion at Thornhill Apartments	Lexington, SC	1/1/2052	5.80%	11,322,984	12,290,579
Concord at Gulfgate - Series A	Houston, TX	2/1/2032	6.00%	19,185,000	21,088,863
Concord at Little York - Series A	Houston, TX	2/1/2032	6.00%	13,440,000	14,833,865
Concord at Williamcrest - Series A	Houston, TX	2/1/2032	6.00%	20,820,000	22,979,246
Copper Gate Apartments	Lafayette, IN	12/1/2029	6.25%	5,100,000	5,707,810
Courtyard Apartments - Series A	Fullerton, CA	12/1/2033	5.00%	10,230,000	10,997,954
Courtyard Apartments - Series B	Fullerton, CA	12/1/2018	8.00%	6,228,000	6,217,102
Cross Creek	Beaufort, SC	3/1/2049	6.15%	8,097,251	8,662,132
Crossing at 1415 - Series A	San Antonio, TX	12/1/2052	6.00%	7,491,405	8,048,498
Decatur Angle	Fort Worth, TX	1/1/2054	5.75%	22,672,339	24,237,161
Esperanza at Palo Alto	San Antonio, TX	7/1/2058	5.80%	19,519,236	21,485,661
Glenview - Series A	Cameron Park, CA	12/1/2031	5.75%	4,593,499	5,009,166
Greens of Pine Glen - Series A	Durham, NC	10/1/2047	6.50%	8,056,000	8,867,822
Greens of Pine Glen - Series B	Durham, NC	10/1/2047	9.00%	934,834	1,086,842
Harden Ranch - Series A	Salinas, CA	3/1/2030	5.75%	6,793,508	7,610,286
Harmony Court Bakersfield - Series A	Bakersfield, CA	12/1/2033	5.00%	3,730,000	3,974,930
Harmony Terrace - Series A	Simi Valley, CA	1/1/2034	5.00%	6,900,000	7,420,937
Heights at 515 - Series A	San Antonio, TX	12/1/2052	6.00%	6,858,511	7,455,196
Heritage Square - Series A	Edinburg, TX	9/1/2051	6.00%	10,985,341	11,708,489
Las Palmas II - Series A	Coachella, CA	11/1/2033	5.00%	1,695,000	1,805,566

19

			Base
		Maturity	Interest	Principal	Estimated
Property Name	Location	Date	Rate	Outstanding	Fair Value

Live 929	Baltimore, MD	7/1/2049	5.78%	39,905,000	42,929,130
Montclair - Series A	Lemoore, CA	12/1/2031	5.75%	2,488,555	2,770,484
Montecito at Williams Ranch Apartments - Series A	Salinas, CA	10/1/2034	5.50%	7,690,000	8,483,854
Montecito at Williams Ranch Apartments - Series B	Salinas, CA	10/1/2019	5.50%	4,781,000	4,769,809
Oaks at Georgetown - Series A	Georgetown, TX	1/1/2034	5.00%	12,330,000	12,799,808
Ohio Bond - Series A	Ohio	6/1/2050	7.00%	14,022,004	14,385,202
Ohio Bond - Series B	Ohio	6/1/2050	10.00%	3,524,830	3,602,031
Pro Nova - 2014-1	Knoxville, TN	5/1/2034	6.00%	10,000,000	9,892,101
Renaissance - Series A	Baton Rouge, LA	6/1/2050	6.00%	11,153,363	11,853,845
Rosewood Townhomes - Series A	Goose Creek, SC	7/1/2055	5.75%	9,280,000	8,473,477
Rosewood Townhomes - Series B	Goose Creek, SC	8/1/2055	12.00%	470,000	471,401
Runnymede	Austin, TX	10/1/2042	6.00%	10,095,000	10,221,871
San Vicente - Series A	Soledad, CA	11/1/2033	5.00%	3,495,000	3,706,792
Santa Fe - Series A	Hesperia, CA	12/1/2031	5.75%	3,014,791	3,367,960
Seasons at Simi Valley - Series A	Simi Valley, CA	9/1/2032	5.75%	4,335,920	4,894,139
Seasons Lakewood - Series A	Lakewood, CA	1/1/2034	5.00%	7,350,000	7,870,052
Seasons San Juan Capistrano - Series A	San Juan Capistrano, CA	1/1/2034	5.00%	12,375,000	13,250,598
Seasons San Juan Capistrano - Series B	San Juan Capistrano, CA	1/1/2019	8.00%	6,574,000	6,565,786
Silver Moon - Series A	Albuquerque, NM	8/1/2055	6.00%	7,837,176	8,484,214
South Pointe - Series A	Hanahan, SC	7/1/2055	5.75%	21,600,000	19,811,409
South Pointe - Series B	Hanahan, SC	8/1/2055	12.00%	1,100,000	1,102,727
Southpark	Austin, TX	12/1/2049	6.13%	13,300,000	14,261,241
Summerhill - Series A	Bakersfield, CA	12/1/2033	5.00%	6,423,000	6,814,809
Sycamore Walk - Series A	Bakersfield, CA	1/1/2033	5.25%	3,607,439	3,902,141
The Palms at Premier Park	Columbia, SC	1/1/2050	6.25%	19,094,174	21,083,242
The Village at Madera - Series A	Madera, CA	12/1/2033	5.00%	3,085,000	3,287,576
Tyler Park Townhomes	Greenfield, CA	1/1/2030	5.75%	5,919,230	6,588,360
Vantage at Judson	San Antonio, TX	1/1/2053	6.00%	25,966,084	28,311,412
Village at River's Edge	Columbia, SC	6/1/2033	6.00%	9,953,893	11,088,816
Vineyard Gardens - Series A	Oxnard, CA	1/1/2035	5.50%	3,995,000	4,454,815
Vineyard Gardens - Series B	Oxnard, CA	1/1/2020	5.50%	2,846,000	2,842,573
Westside Village Market	Shafter, CA	1/1/2030	5.75%	3,868,205	4,260,692
Willow Run	Columbia, SC	12/1/2050	5.50%	12,912,000	14,289,480
Woodlynn Village	Maplewood, MN	11/1/2042	6.00%	4,244,000	4,253,283
				$697,534,561	$742,465,924

20

OTHER INVESTMENTS

SEPTEMBER 30, 2018

	Weighted	Weighted Avg.
Name	Average Lives	Coupon Rate	Principal Outstanding	Estimated Fair Value

Public Housing Capital Fund Trust Certificate I	6.75	5.33%	$24,913,137	$24,641,310
Public Housing Capital Fund Trust Certificate II	5.82	4.34%	9,536,832	9,065,617
Public Housing Capital Fund Trust Certificate III	7.06	5.29%	15,674,330	15,034,551
			$50,124,299	$48,741,478

21

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

MORTGAGE REVENUE BOND INVESTMENT SCHEDULE

DECEMBER 31, 2017

			Base
		Maturity	Interest	Principal	Estimated
Property Name	Location	Date	Rate	Outstanding	Fair Value

15 West Apartments	Vancouver, WA	7/1/2054	6.25%	$9,797,833	$11,637,481
Arbors at Hickory Ridge	Memphis, TN	1/1/2049	6.25%	11,237,041	13,035,860
Avistar on the Boulevard - Series A	San Antonio, TX	3/1/2050	6.00%	16,109,972	18,057,437
Avistar at the Crest - Series A	San Antonio, TX	3/1/2050	6.00%	9,456,384	10,643,526
Avistar (February 2013 Acquisition) - Series B (2 Bonds)	San Antonio, TX	4/1/2050	9.00%	1,194,783	1,286,887
Avistar at the Oak - Series A	San Antonio, TX	8/1/2050	6.00%	7,635,895	8,574,360
Avistar in 09 - Series A	San Antonio, TX	8/1/2050	6.00%	6,593,300	7,310,244
Avistar on the Hill - Series A	San Antonio, TX	8/1/2050	6.00%	5,275,623	5,924,006
Avistar (June 2013 Acquisition) - Series B (2 Bonds)	San Antonio, TX	9/1/2050	9.00%	1,000,419	1,070,380
Avistar at Copperfield - Series A	Houston, TX	5/1/2054	5.75%	10,000,000	10,628,644
Avistar at Copperfield - Series B	Houston, TX	6/1/2054	12.00%	4,000,000	4,013,514
Avistar at the Parkway - Series A	San Antonio, TX	5/1/2052	6.00%	13,233,665	14,166,418
Avistar at the Parkway - Series B	San Antonio, TX	6/1/2052	12.00%	124,861	155,576
Avistar at Wilcrest - Series A	Houston, TX	5/1/2054	5.75%	3,775,000	3,900,170
Avistar at Wilcrest - Series B	Houston, TX	6/1/2054	12.00%	1,550,000	1,555,306
Avistar at Wood Hollow - Series A	Austin, TX	5/1/2054	5.75%	31,850,000	33,715,826
Avistar at Wood Hollow - Series B	Austin, TX	6/1/2054	12.00%	8,410,000	8,440,276
Bella Vista	Gainesville, TX	4/1/2046	6.15%	6,295,000	6,337,718
Bridle Ridge	Greer, SC	1/1/2043	6.00%	7,465,000	7,466,199
Brookstone	Waukegan, IL	5/1/2040	5.45%	8,979,174	9,467,614
Bruton	Dallas, TX	8/1/2054	6.00%	18,051,775	21,094,714
Columbia Gardens	Columbia, SC	12/1/2050	5.50%	13,193,000	14,810,687
Companion at Thornhill Apartments	Lexington, SC	1/1/2052	5.80%	11,404,758	12,689,199
Concord at Gulfgate - Series A	Houston, TX	2/1/2032	6.00%	19,185,000	21,944,654
Concord at Little York - Series A	Houston, TX	2/1/2032	6.00%	13,440,000	15,439,572
Concord at Williamcrest - Series A	Houston, TX	2/1/2032	6.00%	20,820,000	23,814,839
Copper Gate Apartments	Lafayette, IN	12/1/2029	6.25%	5,100,000	5,878,339
Courtyard Apartments - Series A	Fullerton, CA	12/1/2033	5.00%	10,230,000	11,464,286
Courtyard Apartments - Series B	Fullerton, CA	12/1/2018	8.00%	6,228,000	6,219,905
Cross Creek	Beaufort, SC	3/1/2049	6.15%	8,168,529	8,986,897
Crossing at 1415 - Series A	San Antonio, TX	12/1/2052	6.00%	7,540,000	8,174,091
Decatur Angle	Fort Worth, TX	1/1/2054	5.75%	22,794,912	25,780,867
Glenview - Series A	Cameron Park, CA	12/1/2031	5.75%	4,627,228	5,150,692
Greens of Pine Glen - Series A	Durham, NC	10/1/2047	6.50%	8,126,000	9,239,852
Greens of Pine Glen - Series B	Durham, NC	10/1/2047	9.00%	937,399	1,131,390
Harden Ranch - Series A	Salinas, CA	3/1/2030	5.75%	6,845,985	8,028,899
Harmony Court Bakersfield - Series A	Bakersfield, CA	12/1/2033	5.00%	3,730,000	4,160,637
Harmony Terrace - Series A	Simi Valley, CA	1/1/2034	5.00%	6,900,000	7,773,321
Harmony Terrace - Series B	Simi Valley, CA	1/1/2019	5.50%	7,400,000	7,397,900
Heights at 515 - Series A	San Antonio, TX	12/1/2052	6.00%	6,903,000	7,483,522
Heritage Square - Series A	Edinburg, TX	9/1/2051	6.00%	11,063,027	12,056,636
Lake Forest Apartments	Daytona Beach, FL	12/1/2031	6.25%	8,505,000	10,084,885
Las Palmas II - Series A	Coachella, CA	11/1/2033	5.00%	1,695,000	1,889,468
Las Palmas II - Series B	Coachella, CA	11/1/2018	8.00%	1,770,000	1,768,950

22

			Base
		Maturity	Interest	Principal	Estimated
Property Name	Location	Date	Rate	Outstanding	Fair Value

Live 929	Baltimore, MD	7/1/2049	5.78%	39,995,000	44,284,289
Montclair - Series A	Lemoore, CA	12/1/2031	5.75%	2,506,828	2,905,668
Montecito at Williams Ranch Apartments - Series A	Salinas, CA	10/1/2034	5.50%	7,690,000	8,809,710
Montecito at Williams Ranch Apartments - Series B	Salinas, CA	10/1/2019	5.50%	4,781,000	4,773,097
Oaks at Georgetown - Series A	Georgetown, TX	1/1/2034	5.00%	12,330,000	13,254,328
Oaks at Georgetown - Series B	Georgetown, TX	1/1/2019	5.50%	5,512,000	5,503,377
Ohio Bond - Series A	Ohio	6/1/2050	7.00%	14,113,000	14,901,199
Ohio Bond - Series B	Ohio	6/1/2050	10.00%	3,536,060	3,685,690
Pro Nova - 2014-1	Knoxville, TN	5/1/2034	6.00%	10,000,000	10,172,767
Renaissance - Series A	Baton Rouge, LA	6/1/2050	6.00%	11,239,441	13,335,769
Rosewood Townhomes - Series A	Goose Creek, SC	7/1/2055	5.75%	9,280,000	9,280,000
Rosewood Townhomes - Series B	Goose Creek, SC	8/1/2055	12.00%	470,000	470,000
Runnymede	Austin, TX	10/1/2042	6.00%	10,150,000	10,229,514
San Vicente - Series A	Soledad, CA	11/1/2033	5.00%	3,495,000	3,807,215
San Vicente - Series B	Soledad, CA	11/1/2018	8.00%	1,825,000	1,821,823
Santa Fe - Series A	Hesperia, CA	12/1/2031	5.75%	3,036,928	3,572,601
Seasons at Simi Valley - Series A	Simi Valley, CA	9/1/2032	5.75%	4,366,195	5,174,059
Seasons at Simi Valley - Series B	Simi Valley, CA	9/1/2018	8.00%	1,944,000	1,943,534
Seasons Lakewood - Series A	Lakewood, CA	1/1/2034	5.00%	7,350,000	8,241,605
Seasons Lakewood - Series B	Lakewood, CA	1/1/2019	5.50%	5,260,000	5,252,932
Seasons San Juan Capistrano - Series A	San Juan Capistrano, CA	1/1/2034	5.00%	12,375,000	13,619,434
Seasons San Juan Capistrano - Series B	San Juan Capistrano, CA	1/1/2019	5.50%	6,574,000	6,563,136
Silver Moon - Series A	Albuquerque, NM	8/1/2055	6.00%	7,879,590	9,020,038
South Pointe - Series A	Hanahan, SC	7/1/2055	5.75%	21,600,000	21,600,000
South Pointe - Series B	Hanahan, SC	8/1/2055	12.00%	1,100,000	1,100,000
Southpark	Austin, TX	12/1/2049	6.13%	13,300,000	14,653,432
Summerhill - Series A	Bakersfield, CA	12/1/2033	5.00%	6,423,000	7,164,551
Summerhill - Series B	Bakersfield, CA	12/1/2018	8.00%	3,372,000	3,369,255
Sycamore Walk - Series A	Bakersfield, CA	1/1/2033	5.25%	3,632,000	4,122,314
Sycamore Walk - Series B	Bakersfield, CA	1/1/2018	8.00%	1,815,000	1,814,849
The Palms at Premier Park	Columbia, SC	1/1/2050	6.25%	19,238,297	21,950,726
The Village at Madera - Series A	Madera, CA	12/1/2033	5.00%	3,085,000	3,441,171
The Village at Madera - Series B	Madera, CA	12/1/2018	8.00%	1,719,000	1,718,132
Tyler Park Townhomes	Greenfield, CA	1/1/2030	5.75%	5,965,475	6,773,163
Vantage at Judson	San Antonio, TX	1/1/2053	6.00%	26,133,557	29,251,526
Village at River's Edge	Columbia, SC	6/1/2033	6.00%	10,000,000	11,182,706
Vineyard Gardens - Series A	Oxnard, CA	1/1/2035	5.50%	3,995,000	3,995,000
Vineyard Gardens - Series B	Oxnard, CA	1/1/2020	5.50%	2,846,000	2,846,000
Westside Village Market	Shafter, CA	1/1/2030	5.75%	3,898,427	4,466,850
Willow Run	Columbia, SC	12/1/2050	5.50%	13,009,000	14,604,123
Woodlynn Village	Maplewood, MN	11/1/2042	6.00%	4,267,000	4,311,428
Total Mortgage Revenue Bonds				$719,750,361	$788,838,655

23

OTHER INVESTMENTS

DECEMBER 31, 2017

	Weighted	Weighted Avg.
Name	Average Lives	Coupon Rate	Principal Outstanding	Estimated Fair Value

Public Housing Capital Fund Trust Certificate I	7.31	5.39%	$24,913,137	$25,109,305
Public Housing Capital Fund Trust Certificate II	6.37	4.32%	9,763,546	9,358,291
Public Housing Capital Fund Trust Certificate III	7.61	5.23%	15,674,330	15,173,992
			$50,351,013	$49,641,588

24